EXHIBIT 32(a)
Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
          In connection with the Quarterly Report on Form 10-Q of Navarre Corporation (the “Company”) for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on August 9, 2005 (the “Quarterly Report”), I, Eric H. Paulson, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2005	By /s/ Eric H. Paulson

Eric H. Paulson
Chairman of the Board, President
and Chief Executive Officer

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